Exhibit 10.15

Date: 19 April 2021

KREOS CAPITAL V I (UK) LIMITED

AND

MDXHEALTH SA

AMENDMENT AND RESTATEMENT AGREEMENT

RELATING TO A

CONVERTIBLE LOANS AGREEMENT

ORIGINALLY DATED 23 SEPTEMBER 2019, AS AMENDED AND RESTATED ON 19

OCTOBER 2020

THIS DEED (this “Deed”) is made on the date written above.

PARTIES:

(1)	KREOS CAPITAL VI (UK) LIMITED a company incorporated in England and Wales under registration number 11535385 whose registered office is at Amf Building, 25 Old Burlington Street, London W1S 3AN (the “Lender”); and

(2)	MDxHEALTH SA, a limited liability company by shares, incorporated in Belgium and registered in the Legal Entities Register (Liège) under number 0479.292.440 whose registered office is at Rue d’Abhooz 31, 4040 Herstal, Belgium (the “Borrower”).

BACKGROUND:

(A)	The Lender and the Borrower entered into an agreement for the provisions of several convertible loans originally dated 23 September 2019, as amended and restated on 19 October 2020 (the “Convertible Loans Agreement”).

(B)	The Borrower and the Lender have agreed to amend and restate the Convertible Loans Agreement in the form appended to this Deed.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Convertible Loans Agreement (as amended and restated by this Deed) shall have the same respective meanings in this Deed unless the context otherwise requires.

1.2	Unless the context otherwise requires, references in the Convertible Loans Agreement to “this Convertible Loans Agreement” shall be to the Convertible Loans Agreement as amended and restated by this Deed and otherwise from time to time.

1.3	Subject to the provisions of this Deed, the Convertible Loans Agreement shall remain in full force and effect and shall be read and construed as one document with this Deed.

2.	AMENDMENT AND RESTATEMENT OF THE CONVERTIBLE LOANS AGREEMENT

With effect from the CP Satisfaction Date (as defined in the deed of amendment to the Loan Agreement to be entered into on the date of this Deed between the Borrower and the Lender), the Convertible Loans Agreement is hereby amended and restated so as to take effect as set out in the Appendix to this Deed.

3.	REPRESENTATIONS AND WARRANTIES

3.1	The Borrower hereby represents and warrants to the Lender that:

3.1.1	this Deed and the Convertible Loans Agreement constitute the Borrower’s legal, valid and binding obligations enforceable against it in accordance with its respective terms;

3.1.2	the execution by the Borrower of this Deed will not involve or lead to a contravention in any material respect of:

3.1.2.1	any applicable law or other legal requirement;

3.1.2.2	the constitutional documents of the Borrower; or

3.1.2.3	any contractual or other obligation or restriction which is binding on the Borrower or any Group Company or any of their assets;

3.1.3	all material consents, licences, approvals and authorisations required by the Borrower in connection with the entry into, performance, validity and enforceability of this Deed have been or (upon execution thereof) shall have been obtained and shall be (or upon execution thereof shall be) in full force and effect during the term of the Convertible Loans Agreement;

3.1.4	the Borrower has the corporate capacity and has taken all corporate action necessary for it to execute this Deed;

3.1.5	all representations and warranties provided by the Borrower in the Loan Agreement that are capable of repetition continue to be true and correct in all material respects; and

3.1.6	no Event of Default has occurred.

3.2	The Borrower acknowledges that the Lender is entering into this Deed in reliance on the representations and warranties contained in this Clause.

4.	CONTINUING STATUS OF SECURITY

4.1	The Borrower confirms that the Security Documents:

4.1.1	rank as continuing security for the payment and discharge of all amounts due and payable by and obligations of the Borrower under the Loan Documents; and

4.1.2	shall continue in full force and effect in all respects.

5.	COSTS AND EXPENSES

The Borrower shall reimburse the Lender for all of its costs reasonably incurred in relation to the negotiation, preparation, execution, performance and implementation of this Deed and associated documents, including but not limited to, any amendments to and/or confirmations relating to the Security Documents (subject to any agreed cap).

6.	COUNTERPARTS

6.1	This Deed may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.

6.2	Transmission of the executed signature page of a counterpart of this Deed by e-mail (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this Deed. If this method of delivery is adopted, without prejudice to the validity of the agreement thus made, each party to this Deed shall provide the others with the original of such counterpart as soon as reasonably possible thereafter.

6.3	No counterpart shall be effective until all parties has executed and delivered at least one counterpart.

7.	MISCELLANEOUS

7.1	A person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

7.2	If there is any conflict between the terms of this Deed and the Convertible Loans Agreement, the terms of this Deed shall prevail.

8.	GOVERNING LAW AND JURISDICTION

8.1	This Deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of England and Wales.

8.2	The parties to this Deed irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim that arises out of, or in connection with, this Deed or its subject matter or formation (including non-contractual disputes or claims).

EXECUTED as a DEED and delivered on the date stated at the beginning of this document.

EXECUTION PAGE

The Lender:

EXECUTED and DELIVERED as a		)
DEED on behalf of KREOS CAPITAL VI		)
(UK) LIMITED acting by:		)
)
)
Ross Ahlgren		)	/s/ Ross Ahlgren
(print name of director) in the presence of:		)	(signature of director)
)
)
Signature of witness:	/s/ Lauren Mahoney

Name of witness: Lauren Mahoney

Address of witness: Kreos Capital, AMF Building, 25-28
Old Burlington Street, London
W1S 3AN, UK
Occupation of
Witness:
Portfolio Administrator

The Borrower:

EXECUTED and DELIVERED as a	)
DEED on behalf of MDx HEALTH SA, a	)
company incorporated in Belgium, acting	)
by:	)
)
Michael McGarrity	)	/s/ Michael McGarrity
(Authorised signatory name))		(Authorised signatory signature)

Schedule

Form of Am ended and Restated Convertible Loans Agreement

[Please see attached]